SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2007

                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                   000-51043                43-1705942
   (State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)

12 MASONIC AVE., CAMDEN, NY                                        13316
(Address of Principal Executive Offices)                        (Zip Code)

      Registrant's telephone number, including area code: (315) 245-3800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

On February 22, 2007, the Board of Directors of International Wire Group, Inc. (the "Company") amended the Amended and Restated Bylaws of the Company (the "Bylaws") by adding Section 2.11, titled "Advance Notice of Shareholder Proposals and Director Nominations." This new section provides that shareholders may nominate directors at the annual meeting of shareholders or propose business to be brought before the annual meeting of shareholders only if the business is a proper matter for shareholder action and the shareholder has given timely notice of the nomination or proposed business. To be timely, the notice must be delivered to the Secretary of the Company not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting of shareholders. However, since Section 2.11 was added to the Bylaws within 120 days of the next annual meeting, a shareholder notice will be timely if delivered to the Secretary of the Company no later than March 24, 2007 for the 2007 annual shareholders meeting.

The foregoing description of the amendment to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which is incorporated herein by reference as
Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

     EXHIBIT        DESCRIPTION
     -------        -----------

      3.1          Amended and Restated Bylaws of International Wire Group, Inc.














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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNATIONAL WIRE GROUP, INC.


Date:  February 28, 2007                  By: /s/ Glenn J. Holler
                                             -----------------------------------
                                              Name:   Glenn J. Holler
                                              Title:  Senior Vice President,
                                                      Chief Financial
                                                      Officer and Secretary

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                                  EXHIBIT INDEX

  EXHIBIT          DESCRIPTION
  -------          -----------

    3.1            Amended and Restated Bylaws of International Wire Group, Inc.






















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